UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 28, 2018 (November 27, 2018)

J.JILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38026 (Commission File Number)	45-1459825 (I.R.S. Employer Identification No.)

4 Batterymarch Park
Quincy, MA 02169
(Address of Principal Executive Offices) (Zip Code)
(617) 376-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On November 28, 2018, J.Jill, Inc. (the “Company”) issued a press release to announce its financial results for the fiscal quarter ended November 3, 2018.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 28, 2018, the Company announced that David Biese, the Company’s Executive Vice President, Chief Financial and Operating Officer will be leaving the Company, effective as of April 30, 2019 (the “Separation Date”).  As of the Separation Date, Mr. Biese shall also cease to serve in any other director and officer position held with any of the Company’s affiliates as of such date.  On November 27, 2018, the Company entered into a separation agreement with Mr. Biese (the “Separation Agreement”), which provides that Mr. Biese’s departure from the Company will be treated as a “termination of employment by the Company without Cause” for all purposes under his employment agreement.  The Separation Agreement also provides that Mr. Biese will make himself reasonably available as may be requested by the Chief Executive Officer or the Board of Directors of the Company from time to time through December 31, 2019, to cooperate with matters that pertain to his past employment with the Company and the transition of his duties to the incoming Chief Financial Officer.  For such services the Company shall compensate Mr. Biese at a per diem rate based on his current annual base salary.
The foregoing is only a summary of the arrangements with Mr. Biese and does not purport to be complete and is qualified in its entirety by reference to the full text of the underlying agreements.  Mr. Biese’s Separation Agreement will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2019.  Mr. Biese’s employment agreement was previously filed as Exhibit 10.10 to Amendment No. 1 to the Company’s Registration Statement on Form S-1, filed on February 27, 2017.
Item 7.01	Regulation FD Disclosure.
On November 28, 2018, the Company issued a press release announcing Mr. Biese’s departure from the Company.  A copy of the press release is furnished herewith as Exhibit 99.2.
The information set forth in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01	Financial Statements and Exhibits
(d)  Exhibits
Exhibit No.	Description

99.1	Press Release, dated November 28, 2018, announcing financial results for the fiscal quarter ended November 3, 2018.
99.2	Press Release, dated November 28, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: November 28, 2018
J.JILL, INC.

By:	/s/ Linda Heasley
	Name:	Linda Heasley
	Title:	Chief Executive Officer